SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC
Cash Portfolio
Class A Shares


Supplement dated September 28, 2000
to Prospectus dated September 28, 2000



	The Smith Barney Institutional Cash Management Fund Inc. (the "Fund") is providing a special access period through October 31, 2000, during which period Class A shares of the Fund's
Cash Portfolio are available to those investors who invest a minimum of $1,000 and who previously invested at least $500,000 at a single time in another institutional money market fund previously made available by Salomon Smith Barney.






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